Exhibit 99.(8)(e)

Execution Version

TRANSFER AGENCY AND RELATED SERVICES AMENDMENT

This Transfer Agency And Related Services Amendment (“Amendment”), dated as of December 31, 2009 (“Effective Date”), is being entered into by and between PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) and each of the fund entities listed on the signature page to this Agreement (each a “Fund”).

Background

Each Fund identified in the first column of the table below has entered into a Transfer Agency and Related Services Agreement with PNCGIS (under the name PFPC Inc.) dated as of the date set forth in the second column of the table below (each, an “Agreement”):

Name of Fund	Date of Transfer Agency Agreement
SMA Relationship Trust	October 8, 2003
The UBS Funds	August 20, 2001
UBS Cashfund Inc.	August 1, 1997
UBS Investment Trust	August 1, 1997
UBS Managed Municipal Trust	August 1, 1997
UBS Master Series	August 1, 1997
UBS Municipal Money Market Series	August 1, 1997
UBS PACE Select Advisors Trust	November 27, 2000
UBS RMA Money Fund Inc.	August 1, 1997
UBS RMA Tax-Free Fund, Inc.	August 1, 1997

Each Agreement as it may have been amended subsequent to the date of execution indicated above is referred to in the Amendment as the Amended Agreement.

Terms

In consideration of the mutual covenants contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties intending to be legally bound agree as set forth above and as follows:

1.                                       Modifications to Amended Agreement.     Each Amended Agreement is amended as follows:

(a)                                  The phrase “PFPC Inc.” shall be replaced each place it appears with the phrase “PNC Global Investment Servicing (U.S.) Inc.” and the term “PFPC” shall be replaced each place it appears with the term “PNCGIS”.

(b)                                 The first sentence of Section 17(a) is deleted and replaced in its entirety with the following:

This Agreement shall be effective on the date first written above and shall continue until December 31, 2011 (“Initial Term”).

(c)                                  Each Annex A and Exhibit A, as indicated in the table below with respect to each Amended Agreement, shall be deleted and replaced in its entirety with the Annex A or Exhibit A attached to the Transfer Agency And Related Services Amendment dated as of December 31, 2009.

Name of Fund	Date of Transfer Agency Agreement	Portfolios On:
SMA Relationship Trust	October 8, 2003	Exhibit A
The UBS Funds	August 20, 2001	Exhibit A
UBS Cashfund Inc.	August 1, 1997	Annex A
UBS Investment Trust	August 1, 1997	Annex A
UBS Managed Municipal Trust	August 1, 1997	Annex A
UBS Master Series	August 1, 1997	Annex A
UBS Municipal Money Market Series	August 1, 1997	Annex A
UBS PACE Select Advisors Trust	November 27, 2000	Exhibit A
UBS RMA Money Fund Inc.	August 1, 1997	Annex A
UBS RMA Tax-Free Fund, Inc.	August 1, 1997	Annex A

2.                                       Remainder of Amended Agreement.  Except as expressly amended by this Amendment, the terms and provisions of the Amended Agreement are hereby ratified, declared and remain in full force and effect.

3.                                       Governing Law.  The governing law of the Amended Agreement shall be the governing law of this Amendment.

4.                                       Entire Agreement.  This Amendment constitutes the final, complete, exclusive and fully integrated record of the agreement of the parties with respect to the subject matter herein and the amendment of the Amended Agreement with respect to such subject matter, and supersedes all prior and contemporaneous proposals, agreements, contracts, representations and understandings, whether written, oral or electronic, between the parties with respect to the same subject matter.

5.                                       Facsimile Signatures; Counterparts.  This Amendment may be executed in one more counterparts; such execution of counterparts may occur by manual signature, facsimile signature, manual signature transmitted by means of facsimile transmission or manual signature contained in an imaged document attached to an email transmission; and each such counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument.  The exchange of executed copies of this Amendment or of executed signature pages to this Amendment by facsimile transmission or as an imaged document attached to an email transmission shall constitute effective execution and delivery hereof and may be used for all purposes in lieu of a manually executed copy of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Agency And Related Services Amendment to be executed by their duly authorized officers as of the day and year first written above.

PNC Global Investment Servicing (U.S.) Inc.

By:	/s/ Michael DeNofrio

Name: Michael DeNofrio

Title:	Executive Vice President
Senior Managing Director

Accepted by the following Funds (each of which is acting on its own behalf and not on behalf of any other Fund):

SMA Relationship Trust

The UBS Funds

UBS Investment Trust

UBS Master Series

UBS PACE Select Advisors Trust

UBS Cashfund Inc.

UBS Municipal Money Market Series

UBS Managed Municipal Trust

UBS RMA Money Fund Inc.

UBS RMA Tax-Free Fund, Inc.

By:	/s/ Joseph J. Allessie

Name:	Joseph J. Allessie

Title:	Assistant Secretary
of each of the Funds

/s/ Thomas Disbrow

Thomas Disbrow

Treasurer

EXHIBIT A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and SMA Relationship Trust

dated October 8, 2003

Portfolios	Class

SMA RELATIONSHIP TRUST SERIES M	N/A
SMA RELATIONSHIP TRUST SERIES T	N/A
SMA RELATONSHIP TRUST SERIES A	N/A

EXHIBIT A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and The UBS Funds

dated August 20, 2001

Portfolios	Class

Equity Funds

UBS DYNAMIC ALPHA FUND	A
UBS DYNAMIC ALPHA FUND	B
UBS DYNAMIC ALPHA FUND	C
UBS DYNAMIC ALPHA FUND	Y

UBS GLOBAL ALLOCATION FUND	A
UBS GLOBAL ALLOCATION FUND	B
UBS GLOBAL ALLOCATION FUND	C
UBS GLOBAL ALLOCATION FUND	Y

UBS GLOBAL EQUITY FUND	A
UBS GLOBAL EQUITY FUND	B
UBS GLOBAL EQUITY FUND	C
UBS GLOBAL EQUITY FUND	Y

UBS GLOBAL FRONTIER FUND	A
UBS GLOBAL FRONTIER FUND	C
UBS GLOBAL FRONTIER FUND	Y

UBS INTERNATIONAL EQUITY FUND	A
UBS INTERNATIONAL EQUITY FUND	B
UBS INTERNATIONAL EQUITY FUND	C
UBS INTERNATIONAL EQUITY FUND	Y

UBS U.S. EQUITY ALPHA FUND	A
UBS U.S. EQUITY ALPHA FUND	C
UBS U.S. EQUITY ALPHA FUND	Y

UBS U.S. LARGE CAP EQUITY FUND	A
UBS U.S. LARGE CAP EQUITY FUND	B
UBS U.S. LARGE CAP EQUITY FUND	C
UBS U.S. LARGE CAP EQUITY FUND	Y

UBS U.S. LARGE CAP GROWTH FUND	A
UBS U.S. LARGE CAP GROWTH FUND	B
UBS U.S. LARGE CAP GROWTH FUND	C
UBS U.S. LARGE CAP GROWTH FUND	Y

UBS U.S. LARGE CAP VALUE EQUITY FUND	A
UBS U.S. LARGE CAP VALUE EQUITY FUND	B
UBS U.S. LARGE CAP VALUE EQUITY FUND	C
UBS U.S. LARGE CAP VALUE EQUITY FUND	Y

UBS U.S. MID-CAP GROWTH EQUITY FUND	A
UBS U.S. MID-CAP GROWTH EQUITY FUND	C
UBS U.S. MID-CAP GROWTH EQUITY FUND	Y

UBS U.S. SMALL CAP GROWTH FUND	A
UBS U.S. SMALL CAP GROWTH FUND	B
UBS U.S. SMALL CAP GROWTH FUND	C
UBS U.S. SMALL CAP GROWTH FUND	Y

Fixed Income Funds

UBS ABSOLUTE RETURN BOND FUND	A
UBS ABSOLUTE RETURN BOND FUND	C
UBS ABSOLUTE RETURN BOND FUND	Y

UBS GLOBAL BOND FUND	A
UBS GLOBAL BOND FUND	B
UBS GLOBAL BOND FUND	C
UBS GLOBAL BOND FUND	Y

UBS U.S. BOND FUND	A
UBS U.S. BOND FUND	B
UBS U.S. BOND FUND	C
UBS U.S. BOND FUND	Y

UBS HIGH YIELD FUND	A
UBS HIGH YIELD FUND	B
UBS HIGH YIELD FUND	C
UBS HIGH YIELD FUND	Y

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS Cashfund Inc.

dated August 1, 1997

Portfolios

UBS CASHFUND

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS Investment Trust

dated August 1, 1997

Portfolios	Class

UBS U.S. ALLOCATION FUND	A
UBS U.S. ALLOCATION FUND	B
UBS U.S. ALLOCATION FUND	C
UBS U.S. ALLOCATION FUND	Y

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS Managed Municipal Trust

dated August 1, 1997

Portfolios

UBS RMA CALIFORNIA MUNICIPAL MONEY FUND

UBS RMA NEW YORK MUNICIPAL MONEY FUND

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS Master Series

dated August 1, 1997

Portfolios	Class

UBS MONEY MARKET FUND	A
UBS MONEY MARKET FUND	B
UBS MONEY MARKET FUND	C

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS Municipal Money Market Series

dated August 1, 1997

Portfolios

UBS RMA NEW JERSEY MUNICIPAL MONEY FUND

EXHIBIT A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS PACE Select Advisors Trust

dated November 27, 2000

Portfolios	Class

PACE INTERNATIONAL FIXED INCOME INVESTMENTS	A
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	B
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	C
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	P
PACE INTERNATIONAL FIXED INCOME INVESTMENTS	Y

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	A
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	B
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	C
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	P
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS	Y

PACE INTERMEDIATE FIXED INCOME INVESTMENTS	A
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	B
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	C
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	P
PACE INTERMEDIATE FIXED INCOME INVESTMENTS	Y

PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	A
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	B
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	C
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	P
PACE INT’L EMERGING MARKETS EQUITY INVESTMENTS	Y

PACE INTERNATIONAL EQUITY INVESTMENTS	A
PACE INTERNATIONAL EQUITY INVESTMENTS	B
PACE INTERNATIONAL EQUITY INVESTMENTS	C
PACE INTERNATIONAL EQUITY INVESTMENTS	P
PACE INTERNATIONAL EQUITY INVESTMENTS	Y

PACE LARGE CO GROWTH EQUITY INVESTMENTS	A
PACE LARGE CO GROWTH EQUITY INVESTMENTS	B
PACE LARGE CO GROWTH EQUITY INVESTMENTS	C
PACE LARGE CO GROWTH EQUITY INVESTMENTS	P
PACE LARGE CO GROWTH EQUITY INVESTMENTS	Y

PACE LARGE CO VALUE EQUITY INVESTMENTS	A
PACE LARGE CO VALUE EQUITY INVESTMENTS	B
PACE LARGE CO VALUE EQUITY INVESTMENTS	C
PACE LARGE CO VALUE EQUITY INVESTMENTS	P

PACE LARGE CO VALUE EQUITY INVESTMENTS	Y

PACE MONEY MARKET INVESTMENTS	P

PACE MUNICIPAL FIXED INCOME INVESTMENTS	A
PACE MUNICIPAL FIXED INCOME INVESTMENTS	B
PACE MUNICIPAL FIXED INCOME INVESTMENTS	C
PACE MUNICIPAL FIXED INCOME INVESTMENTS	P
PACE MUNICIPAL FIXED INCOME INVESTMENTS	Y

PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	A
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	B
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	C
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	P
PACE SMALL / MED CO GROWTH EQUITY INVESTMENTS	Y

PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	B
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	C
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	P
PACE SMALL / MED CO VALUE EQUITY INVESTMENTS	Y

PACE STRATEGIC FIXED INCOME INVESTMENTS	A
PACE STRATEGIC FIXED INCOME INVESTMENTS	B
PACE STRATEGIC FIXED INCOME INVESTMENTS	C
PACE STRATEGIC FIXED INCOME INVESTMENTS	P
PACE STRATEGIC FIXED INCOME INVESTMENTS	Y

PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	A
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	C
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	P
PACE GLOBAL REAL ESTATE SECURITIES INVESTMENTS	Y

PACE HIGH YIELD INVESTMENTS	A
PACE HIGH YIELD INVESTMENTS	B
PACE HIGH YIELD INVESTMENTS	C
PACE HIGH YIELD INVESTMENTS	P
PACE HIGH YIELD INVESTMENTS	Y

PACE ALTERNATIVE STRATEGIES INVESTMENTS	A
PACE ALTERNATIVE STRATEGIES INVESTMENTS	B
PACE ALTERNATIVE STRATEGIES INVESTMENTS	C
PACE ALTERNATIVE STRATEGIES INVESTMENTS	P
PACE ALTERNATIVE STRATEGIES INVESTMENTS	Y

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS RMA Money Fund Inc.

dated August 1, 1997

Portfolios

UBS RMA MONEY MARKET FUND

UBS RMA RETIREMENT MONEY FUND

UBS RMA U.S. GOVERNMENT FUND

ANNEX A

Dated December 31, 2009

to the

Transfer Agency And Related Services Agreement

between

PFPC Inc. and UBS RMA Tax-Free Money Fund Inc.

dated August 1, 1997

Portfolios

UBS RMA TAX-FREE MONEY FUND